SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 — SUBSEQUENT EVENTS

The Company evaluated subsequent events through May 15, 2025, which is the date that the unaudited consolidated financial statements are issued, and concluded that no subsequent events have occurred that would require recognition or disclosure in the financial statements other than as disclosed below.

In April 2025, the Company purchased 5 Bitcoins for approximately $0.4 million in cash through Coinbase, Inc., a cryptocurrency exchange.

In May 2025, the Company’s board of directors approved a share repurchase plan, authorizing the repurchases of up to $5.0 million of the Company’s common stock. The plan is expected to remain in effect until May 20, 2026. The repurchases will be funded by surplus cash and future free cash flow.

NOTE 22 — SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 28, 2025, which is the date the consolidated financial statements are issued, and concluded that no subsequent events have occurred that would require recognition or disclosure in the financial statements other than as disclosed below.

In January 2025, the Company effected a merger in which SBC Japan and Shobikai Sub merged with and into L’Ange Sub. As a result, the separate corporate existence of SBC Japan and Shobikai Sub ceased, with L’Ange Sub continuing as the surviving company. Following the merger, L’Ange Sub changed its name to SBC Medical Group Co., Ltd.

In February 2025, the Company issued 860,435 shares of common stock, with no proceeds, to Mehana Capital LLC as incentive shares pursuant to the Non-Redemption Agreements.